Exhibit 99

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF CALIFORNIA

In re:	CMR Mortgage Fund II, LLC		Case No.	09-30788

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

	MONTH ENDED:	Jun-10	PETITION DATE:	03/31/09

1.

Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). ☐

Dollars reported in $1

		End of Current Month	End of Prior Month	As of Petition Filing
2.	Asset and Liability Structure
	a. Current Assets	$296,398	$35,492
	b. Total Assets (see schedule J, Note 1)	$58,481,893	$62,804,484	$70,367,249
	c. Current Liabilities	$16,063,588	$15,894,924
	d. Total Liabilities (Note 2)	$37,971,259	$37,802,595	$6,295,128

		Current Month	Prior Month	Cumulative (Case to Date)
3.	Statement of Cash Receipts & Disbursements for Month
	a. Total Receipts	$327,412	$0	$1,645,145
	b. Total Disbursements	$63,543	$5,282	$1,379,964
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$263,869	$(5,282)	$265,181
	d. Cash Balance Beginning of Month	$1,312	$6,594	$0
	e. Cash Balance End of Month (c + d)	$265,181	$1,312	$265,181

		Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations	$(4,491,255)	$(300,334)	$(18,215,972)
5.	Account Receivables (Pre and Post Petition)	$0	$0
6.	Post-Petition Liabilities	$16,063,588	$15,894,924
7.	Past Due Post-Petition Account Payables (over 30 days)	$3,041,612	$3,012,949

At the end of this reporting month:			Yes	No
8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

			☐	☒
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		☐	☒
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?		☐	N/A
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)		☐	☒
12.	Is the estate insured for replacement cost of assets and for general liability?		☒	☐
13.	Are a plan and disclosure statement on file?		☐	☒
14.	Was there any post-petition borrowing during this reporting period?		☐	☒

15.	Check if paid: Post-petition taxes ☒;	U.S. Trustee Quarterly Fees	☒; Check if filing is current for: Post-petition
	tax reporting and tax returns: ☒.
	(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Note 1:

Scheduled Values for Loans and advances secured by DOT are based on the face amounts of the loans, taking into account the most recent available appraisals and internal valuations, and may include adjustment for litigation or foreclosure action risk contingencies.

Note 2:	See Note 5 of Liabilities and Equity

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	7/20/2010	/s/ Graham Seel
Responsible Individual

Revised 1/1/98

STATEMENT OF OPERATIONS
(General Business Case)

For the Month Ended 06/30/10

Current Month					Cumulative	Next Month
Actual	Forecast	Variance			(Case to Date)	Forecast
				Revenues:
		—	1	Gross Sales
		—	2	less: Sales Returns & Allowances
$0		—	3	Net Sales	$0
		—	4	less: Cost of Goods Sold (Schedule ‘B’)
—		—	5	Gross Profit	—
(233,185)	20,000	(253,185)	6	Interest (Note 1)	786,665	20,000
		—	7	Other Income: Gain on sale - REO
33,621	(2,500)	36,121	8	Less: Servicing Fees (Note 1)	(148,576)	(2,500)
		—	9

$(199,564)	17,500	$(217,064)	10	Total Revenues	$638,089	$17,500

				Expenses:
		—	11	Compensation to Owner(s)/Officer(s)
		—	12	Salaries
		—	13	Commissions
		—	14	Contract Labor
				Rent/Lease:
		—	15	Personal Property
		—	16	Real Property
		—	17	Insurance
$21,560	$30,000	$8,440	18	Management Fees	$420,887	$30,000
		—	19	Depreciation
				Taxes:
		—	20	Employer Payroll Taxes
		—	21	Real Property Taxes
		—	22	Other Taxes
		—	23	Other Selling
72,545	58,700	(13,845)	24	Other Administrative (Note 2)	1,048,585	58,700
$81,431	90,000	8,569	25	Interest	1,764,924	90,000
$1,961,538	9,000	(1,952,538)	26	Other Expenses: Provision for loan losses (Note 3)	$2,530,815	9,000
$0	—	—	27	Impairment for REOs	$(253,643)	—
$105,218	154,000	48,782	28	Expenses Investment in REO	10,673,228	154,000
$0		—	29	Write-off of Sand City	289,294
$57,497		(57,497)	30	Loss on Investment to Senior Lender (Note 4)	57,497
$1,965,927		(1,965,927)	31	Impairment for Notes Receivable (Note 5)	1,965,927
		—	32
		—	33
		—	34

$4,265,716	$341,700	$(3,924,016)	35	Total Expenses	$18,497,514	$341,700

$(4,465,280)	$(324,200)	$(4,141,080)	36	Subtotal	$(17,859,425)	$(324,200)

				Reorganization Items:
(25,000)	$(25,000)	—	37	Professional Fees	$(348,839)	$(25,000)
		—	38	Provisions for Rejected Executory Contracts
		—	39	Interest Earned on Accumulated Cash from Resulting Chp 11 Case
		—	40	Gain or (Loss) from Sale of Equipment
(975)	$0	975	41	U.S. Trustee Quarterly Fees	$(13,000)	$0
		—	42

(25,975)	(25,000)	(975)	43	Total Reorganization Items	(361,839)	(25,000)

$(4,491,255)	$(349,200)	$(4,142,055)	44	Net Profit (Loss) Before Federal & State Taxes	$(18,221,264)	$(349,200)
—	—	—	45	Federal & State Income Taxes	(5,292)	—

$(4,491,255)	$(349,200)	$(4,142,055)	46	Net Profit (Loss)	$(18,215,972)	$(349,200)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Note 1:  Adjust prior period accrual of interest on advances from 18% to 12% (policy/collectibility change)

Note 2:  Increase in Investor Committee Legal Fee Accrual

Note 3:  Quarterly valuation of Loans

Note 4:  Lost 3440 Moore Road to Senior Lender (prior period correction)

Note 5:  Quarterly valuation of Notes Receivable

Revised 1/1/98

BALANCE SHEET

(General Business Case)

For the Month Ended 06/30/10

		From Schedules	Market Value
	Assets

	Current Assets

1	Cash and cash equivalents - unrestricted		$265,181
2	Cash and cash equivalents - restricted
3	Accounts receivable (net)	A
4	Inventory	B
5	Prepaid expenses		$31,217
6	Professional retainers		—
7	Other:
8

9	Total Current Assets		296,398

	Property and Equipment (Market Value)

10	Real property	C	$0
11	Machinery and equipment	D
12	Furniture and fixtures	D
13	Office equipment	D
14	Leasehold improvements	D
15	Vehicles	D
16	Other:
17
18
19
20

21	Total Property and Equipment		$0

	Other Assets

22	Loans to shareholders
23	Loans to affiliates	I	$1,844,759
24	Loans and advances, secured by DOT, net of allowances (Note 2, 4)	J	21,174,578
25	Investment in Real Estate Owned, net of allowances (Note 3)	K	34,747,581
26	Investment in affiliate	L	—
27	Accounts Receivable	M	$418,577

28	Total Other Assets		$58,185,495

29	Total Assets		$58,481,893

NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Note 2:

Scheduled Values for Loans and advances secured by DOT are based on the face amounts of the loans, taking into account the most recent available appraisals and internal valuations, and may include adjustment for litigation or foreclosure action risk contingencies.

Note 3:

When property is acquired (Real Estate Owned), any excess of the carrying value of loan over the net realizable value of property is charged against the allowance for loan losses.  Following foreclosure, valuations are performed quarterly with any subsequent writedowns recorded as a separate valuation allowance and charged to other operating expenses.  Collateral values are based on results of annual appraisals, further subject to valuations derived by internal analytic model calculations.

Revised 1/1/98

Liabilities and Equity

(General Business Case)

	Liabilities From Schedules
	Post-Petition
	Current Liabilities
30	Salaries and wages
31	Payroll taxes
32	Real and personal property taxes
33	Income taxes
34	Sales taxes
35	Notes payable (short term)		$11,096,577
36	Accounts payable (trade)	A	$3,134,043
37	Real property lease arrearage
38	Personal property lease arrearage
39	Accrued professional fees		$1,208,413

40	Current portion of long-term post-petition debt (due within 12 months)

41	Other: Service Fee Payable		$110,088

42	Post-Petition liabilities due to CMR Inc		$514,467

43

44	Total Current Liabilities		$16,063,588
45	Long-Term Post-Petition Debt, Net of Current Portion
46	Total Post-Petition Liabilities		$16,063,588

	Pre-Petition Liabilities (allowed amount)

47	Secured claims	F	$20,321,658

48	Priority unsecured claims	F

49	General unsecured claims	F	$1,586,013
50	Total Pre-Petition Liabilities		21,907,671
51	Total Liabilities		$37,971,259
	Equity (Deficit)
52	Retained Earnings/(Deficit) at time of filing		$(1,274,838)
53	Capital Stock
54	Additional paid-in capital

55	Cumulative profit/(loss) since filing of case		(18,215,972)

56	Post-petition contributions/(distributions) or (draws)
57	Members’ Capital (Note 6)		40,001,444
58	Market value adjustment (Note 7)		—
59	Total Equity (Deficit)		$20,510,634
60	Total Liabilities and Equity (Deficit)		$58,481,893

Note 6:	Non-recorded liability

Note 7:	Members’ Capital is recorded net of market value adjustments as described in Notes 1, 2, 3, and 4 as required by GAAP. The total of fair value adjustments for loans and REO is $28,207,027.

Revised 1/1/98

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days		$92,431
31-60 Days		$64,293
61-90 Days		$78,457	$3,041,612
91+ Days		$2,898,862
Total accounts receivable/payable	$0	$3,134,043
Allowance for doubtful accounts
Accounts receivable (net)	$0

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)	Inventory(ies) Balance at End of Month	Cost of Goods Sold
Inventory Beginning of Month
Add -
Retail/Restaurants -		Net purchase
Product for resale		Direct labor
Manufacturing overhead
Distribution -		Freight in
Products for resale		Other:

Manufacturer -
Raw Materials
Work-in-progress		Less -
Finished goods		Inventory End of Month
Shrinkage
Other - Explain		Personal Use

		Cost of Goods Sold	$0
TOTAL	$0

Method of Inventory Control	Inventory Valuation Methods
Do you have a functioning perpetual inventory system?	Indicate by a checkmark method of inventory used.
Yes ☐ No ☐
How often do you take a complete physical inventory?	Valuation methods -
	FIFO cost	☐
Weekly ☐	LIFO cost	☐
Monthly ☐	Lower of cost or market	☐
Quarterly ☐	Retail method	☐
Semi-annually ☐	Other	☐
Annually ☐	Explain
Date of last physical inventory was

Date of next physical inventory is

Revised 1/1/98

Schedule C
Real Property

Description	Cost	Market Value
	$0	$0

Total	$0	$0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -

Total	$0	$0

Furniture & Fixtures -

Total	$0	$0

Office Equipment -

Total	$0	$0

Leasehold Improvements -

Total	$0	$0

Vehicles -

Total	$0	$0

Revised 1/1/98

Schedule E

Aging of Post-Petition Taxes

(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$0
FICA - Employee					$0
FICA - Employer					$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income	$0	$0	$0		$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0

Schedule F

Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a)	$20,321,658	$20,321,658
Priority claims other than taxes
Priority tax claims
General unsecured claims	$1,586,013	$1,586,013

(a)                   List total amount of claims even it under secured.

(b)                  Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Wells Fargo
Account Type
Account No.	412-1887244
Account Purpose	DIP
Balance, End of Month	$265,181
Total Funds on Hand for all Accounts	$265,181

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

Revised 1/1/98

Schedule I

Loans to affiliates

(As of End of the Current Reporting Period)

Affiliate	Balance	Allowance	Total

California Mortgage and Realty, Inc - Note (Note 1, 2)	3,140,541	(1,295,782)	1,844,759

Total			1,844,759

line 23

Note 1: unsecured portion of notes reserved for in accordance with GAAP

Note 2: one note receivable no longer has collateral - unsecured portion charged off

Revised 1/1/98

Schedule J

Loans and Advances, excluding HDC

(As of End of the Current Reporting Period)

		Interest Income
		and fee not	Allowance
	Legal	recognized per	for
Loan Number	Balance (Note 1)	GAAP	Loan Losses	Book Balance

05-018	699	(699)		—
05-020	840	—		840
05-024	258,539	(42,850)		215,689
05-032	2,921	(2,921)		—
05-052B	10,338,491	(10,338,491)	—	—
05-058	542,825	(225,820)	(276,644)	40,361
05-061A	8,719	—		8,719
05-061B	1,322,409	(365,095)		957,314
05-061C	15,517,720	(3,201,884)	(8,752,030)	3,563,806
05-062	—	—		—
06-013	52,833	(8,250)	(44,583)	—
06-021	—	—		—
06-023	7,234,067	(651,089)		6,582,978
06-027 (Note 2)	5,200	(5,200)	—	—
06-038A	54,163,388	(54,163,388)		—
06-038B	31,550	(31,550)		—
06-038C (Note 3)	2,920,122	(2,920,122)	392,581	392,581
06-044	18,621	(2,169)	(6,031)	10,421
06-057	1,883,182	(435,370)	(279,166)	1,168,646
06-058	16,674,755	(3,568,372)	(3,514,977)	9,591,406
06-071B	3,276	21,541		24,817
07-004 (Note 4)	5,014,883	(1,757,787)	(3,257,096)	Unknown
07-017	117,555	(20,575)	(96,980)	—
08-012	533,781	(50,436)	(483,345)	—
Loan Loss Reserve			(1,383,000)	(1,383,000)

Total	116,646,376	(77,770,527)	(17,701,271)	21,174,578
				line 24

Note:                   Scheduled Values for Loans and advances secured by DOT are based on the face amounts of the loans, taking into account the most recent available appraisals and internal valuations, and may include adjustment for litigation or foreclosure action risk contingencies.

Note 1:  Refers to legal balance adjusted for REO principal and interest not recorded on a GAAP basis.

Note 2:  06-027 foreclosed on its remaining two collateral properties, and placed them 2 LINCDEV, LLC

Note 3:  Negative allowance for loan losses reflects increase in Brisbane Quarry property value due to discovery of income potential of the operating quarry.

Note 4:  Canpartners, a joint lien holder with CMR Mortgage Fund, LLC (“Debtor”), has foreclosed on the membership interests of the borrower/landowner and has a foreclosure sale pending on the real estate that is security for the loan.  Canpartners contends that the foreclosures will result in the Debtor losing its lien on the real property.  As a result, the loan is being reported at a zero value, although a lawsuit brought by the Debtor seeks to preserve its lien rights in the property and to seek damages against Canpartners.  The Debtor’s future operating reports will re-establish a value for this note should it prevail in the litigation.

Revised 1/1/98

Schedule K

Investment in Real Estate Owned

(As of End of the Current Reporting Period)

	Foreclosure Date	Investment	Allowance	Total

Investment in 21 Mira Mesa	6/7/2007	8,647,470	(8,754,441)	(106,971)
Investment in 3202 Thirty-Fifth Ave, LLC	9/17/2007	25,616	(14,340)	11,276
Investment in 2 Aster LLC	1/24/2008	1,228	(1,903)	(675)
Investment in 15 SSFDEV, LLC	4/9/2008	547,165	(279,759)	267,406
Investment in 4 UNION, LLC	4/9/2008	2,070,920	(838,930)	1,231,990
Investment in 3 CCAM, LLC	4/9/2008	(207,784)	—	(207,784)
Investment in Hamilton Creek, LLC	7/7/2008	1,967,231	(418,219)	1,549,012
Investment in 5 Casa Grande Land, LLC	9/16/2008	(2,539,196)	(192,041)	(2,731,237)
Investment in Wheatland Holdings, LLC	10/14/2008	31,806,114	(6,123)	31,799,991
Investment in 380 - 388 12th Street, LLC	8/18/2009	31,104	—	31,104
Investment in Laurel Lakes Venice, LLC	4/7/2010	2,585,887	—	2,585,887
Investment in 2 LINCDEV, LLC (Note 3)	6/23/2010	317,582	—	317,582

Total		45,253,337	(10,505,756)	34,747,581
				line 25

Note:

When property is acquired (Real Estate Owned), any excess of the carrying value of loan over the net realizable value of property is charged against the allowance for loan losses. Following foreclosure, valuations are performed quarterly with any subsequent writedowns recorded as a separate valuation allowance and charged to other operating expenses. Collateral values are based on results of annual appraisals, further subject to valuations derived by internal analytic model calculations.

Note 2:	Negative investments represent Fund’s pro-rata share of incurred liabilities of the REO that exceed the value of the equity, resulting in negative equity

Note 3:	Loan 06-027 foreclosed on two properties and placed them in 2 LINCDEV, LLC

Revised 1/1/98

Schedule M

Accounts Receivable

(As of End of the Current Reporting Period)

Total

CMR Fund I, LLC	135,133
CMR Fund III, LLC	202,930
First Street Commercial Mortgage Fund	12,274
721 5th Street, LLC	228
724 Glenwood, LLC	12,569
Volta, LLC	41,470
Platinum Hwy 27 Orlando, LLC	13,973

Total	418,577
line 27

Revised 1/1/98

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended 06/30/10

		Actual Current Month	Cumulative (Case to Date)
Cash Receipts
1	Rent/Leases Collected
2	Cash Received from Sales	$0	$323,430
3	Interest Received	$0	$431,859
4	Borrowings		$35,344
5	Funds from Shareholders, Partners, or Other Insiders
6	Capital Contributions	$0	$0
7	Transfer from Mira Mesa		$1,436
8	Transfer from Wheatland	$0	$115,788
9	Payments on Advances	$0	$52,296
10	Transfer from FENB Account	$0	$36,690
11	Proceeds from re-financing of 950 Linden	$0	$290,890
12	Transfer from Fremont	$0	$30,000
13	Proceeds from Saigon Plaza	$327,412	$327,412

14	Total Cash Receipts	$327,412	$1,645,145
15 Cash Disbursements
16	Payments for Inventory
17	Selling
18	Administrative	$2,746	$155,886
19	Capital Expenditures
20	Principal Payments on Debt
21	Interest Paid	$55,397	$592,855
22	Rent/Lease:
23	Personal Property
24	Real Property
25	Amount Paid to Owner(s)/Officer(s)
26	Salaries
27	Draws
28	Commissions/Royalties
29	Expense Reimbursements
30	Other
31	Salaries/Commissions (less employee withholding)
32	Management Fees
33	Taxes:
34	Employee Withholding
35	Employer Payroll Taxes
36	Real Property Taxes
37	Other Taxes	$0	$9,443
38	Other Cash Outflows:
39	Contribution to Hamilton Creek	$0	$388,431
40	US Trustee Fees	$3,900	$15,925
41	Binder and Malter	$0	$75,070
42	Professional Fees - Investor Committee	$0	$20,000
43	Reimbursement CMR Inc	$0	$52,754
44	Transfer to Wheatland Holdings	$0	$60,300
45	Transfer to 15 SSF DEV	$1,000	$8,300
46	Transfer to 5 Casa Grande	$500	$1,000

47	Total Cash Disbursements:	$63,543	$1,379,964
48 Net Increase (Decrease) in Cash		$263,869	$265,181
49 Cash Balance, Beginning of Period		$1,312	$0
50 Cash Balance, End of Period		$265,181	$265,181

Revised 1/1/98